UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2015

xG Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-187094	20-585-6795
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

240 S. Pineapple Avenue, Suite 701, Sarasota, FL	34236
(Address of principal executive offices)	(ZipCode)

Registrant's telephone number, including area code: (941) 953-9035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Closing of Public Offering

On August 19, 2015, xG Technology, Inc. (the “Company”) closed its previously announced underwritten public offering of its Class A Units, Class B Units, Series C Warrants and Series D Warrants. The Company offered (i) 2,550,000 Class A Units, at a price of $1.00 per Class A Unit, each of which consists of one share of its common stock and 0.5 of a Series A Warrant to purchase one share of its common stock at an exercise price of $1.00 per warrant, (ii) 2,450,000 Class B Units, at a price of $0.99 per Class B Unit, each of which consists of one pre-funded Series B Warrant to purchase one share of its common stock and 0.5 of a Series A Warrant, (iii) 2,550,000 Series C Warrants, at a price of $0.01 per Series C Warrant, which is deemed to be included in the $1.00 price per Class A Unit, each to purchase one additional Class A Unit at an exercise price of $1.00, and (iv) 4,950,000 Series D Warrants, at a price of $0.01 per Series D Warrant, which is deemed to be included in the $0.99 price per Class B Unit, each to purchase one additional Class B Unit at an exercise price of $0.99. The Company received approximately $5,000,000 in gross proceeds from the offering, before underwriting discounts and commissions and offering expenses payable by the Company. Roth Capital Partners, LLC acted as sole book-running manager and as underwriter for the offering. A copy of the press release announcing the closing of the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The forms of the Series A Warrants, pre-funded Series B Warrants, Series C Warrants and Series D Warrants issued in the offering are filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Issuance of Press Release Announcing Release of Expert Report

On August 17, 2015, in its ordinary course of business, the Company issued a press release announcing the release of a report prepared by Paul Kolodzy, a communications technology and wireless spectrum expert, which found that the Company’s xMax private wireless network platform delivers superior interference tolerance capabilities compared to commercially available communications systems. A copy of the press release announcing the release of the report is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 4.1	Form of Series A Warrant
Exhibit 4.2	Form of Pre-funded Series B Warrant
Exhibit 4.3	Form of Series C Warrant
Exhibit 4.4	Form of Series D Warrant
Exhibit 99.1	Press Release of xG Technology, Inc., dated August 19, 2015
Exhibit 99.2	Press Release of xG Technology, Inc., dated August 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2015		xG TECHNOLOGY, INC.

	By:	/s/ Roger Branton
Name: Roger Branton
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 4.1	Form of Series A Warrant
Exhibit 4.2	Form of Pre-funded Series B Warrant
Exhibit 4.3	Form of Series C Warrant
Exhibit 4.4	Form of Series D Warrant
Exhibit 99.1	Press Release of xG Technology, Inc., dated August 19, 2015
Exhibit 99.2	Press Release of xG Technology, Inc., dated August 17, 2015